HENDERSON GLOBAL FUNDS
Henderson All Asset Fund
Henderson Dividend & Income Builder Fund
Henderson Emerging Markets Fund
Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Technology Fund
Henderson International Long/Short Equity Fund
Henderson International Opportunities Fund
Henderson International Small Cap Fund
Henderson Strategic Income Fund
Henderson US Growth Opportunities Fund

Supplement dated December 15, 2016 to the
Prospectus, Summary Prospectus and Statement of Additional Information, each dated November 30, 2016

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

As previously announced, on October 3, 2016, Henderson Group plc (“Henderson”), the indirect parent of Henderson Global Investors (North America) Inc., the investment adviser to Henderson Global Funds (the “Henderson Trust” and its series, the “Henderson Funds”), and indirect parent to the sub-advisers of certain Henderson Funds, and Janus Capital Group Inc. announced that their respective Boards of Directors had agreed to an all-stock merger of equals (the “Parent Company Transaction”).  As a part of their business combination, the parties agreed to seek to reorganize the Henderson Funds into the Janus Investment Fund (the “Janus Trust”).  In this connection, on December 9, 2016, the Board of Trustees of the Henderson Trust (the “Henderson Funds Board”) approved proposed reorganizations to integrate certain of the Henderson Funds with series of the Janus Trust (the “Janus Funds”), which are to be advised by the combined Henderson-Janus organization or its subsidiaries or affiliates upon completion of the Parent Company Transaction.
The reorganizations approved by the Henderson Funds Board include the transition of each of the Henderson Funds listed below (each, a “Target Fund” and collectively, the “Target Funds”) into the Janus mutual fund platform by transferring the assets and liabilities of each Target Fund to a newly formed series of the Janus Trust with the same investment objective(s), principal investment strategies and risks as the corresponding Target Fund listed below (each, an “Acquiring Shell Fund” and collectively, the “Acquiring Shell Funds”) pursuant to an Agreement and Plan of Reorganization:
Target Fund	Acquiring Shell Fund
Henderson All Asset Fund	Janus Henderson All Asset Fund
Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund

Target Fund	Acquiring Shell Fund
Henderson Emerging Markets Fund	Janus Henderson Emerging Markets Fund
Henderson European Focus Fund	Janus Henderson European Focus Fund
Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund
Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund
Henderson International Opportunities Fund	Janus Henderson International Opportunities Fund
Henderson International Small Cap Fund	Janus Henderson International Small Cap Fund
Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund
Henderson US Growth Opportunities Fund	Janus Henderson US Growth Opportunities Fund

If approved by shareholders of the Target Fund, the corresponding Acquiring Shell Fund would receive the assets and liabilities of the Target Fund as of the effective date of the reorganization and thereafter would be open for sale to the public.  For the Henderson Emerging Markets Fund, it is also proposed that the Janus Emerging Markets Fund (the “Janus Target Fund”) be merged into the corresponding Acquiring Shell Fund.  If approved by the Janus Target Fund shareholders, the Janus Henderson Emerging Markets Fund would also receive the assets and liabilities of the Janus Target Fund on the effective date of that reorganization.
In addition to the foregoing reorganizations, the Henderson Funds Board approved the transition of the Henderson Global Technology Fund to the Janus mutual fund platform by transferring the assets and liabilities of the Henderson Global Technology Fund to the Janus Global Technology Fund, an existing series of the Janus Trust that has a substantially similar investment objective and principal investment strategies as the Henderson Global Technology Fund, pursuant to an Agreement and Plan of Reorganization.  (The Janus Global Technology Fund along with the Acquiring Shell Funds are referred to as the “Acquiring Funds.”)
At a meeting held on December 8, 2016, the Board of Trustees of the Janus Trust (the “Janus Funds Board”), on behalf of the Acquiring Funds, approved each of the reorganizations noted herein, with the exception of the reorganization involving Henderson US Growth Opportunities Fund.  The Janus Funds Board is expected to consider the proposed reorganization of Henderson US Growth Opportunities Fund, on behalf of its corresponding Acquiring Fund, at an upcoming meeting.
Each of the reorganizations is conditioned on the closing of the Parent Company Transaction, which is expected to occur in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.  In addition, before any of the reorganizations can occur, it would need to be approved by the shareholders of the participating Henderson Fund.  Detailed information on the proposals will be contained in proxy materials expected to be filed in the near future.
The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Henderson Funds.  The solicitation of proxies to effect a reorganization will only be made by a final, effective Registration Statement on Form N-14, which includes a definitive Joint Proxy Statement/Prospectus, after the Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”).  The Registration Statement on Form N-14 has yet to be filed with the SEC.  After the Registration Statement on Form N-14 is filed with the SEC, it may be amended or withdrawn and the Joint Proxy Statement/Prospectus will not be distributed to shareholders of the applicable Henderson Funds unless and until the Registration Statement on Form N-14 is declared effective by the SEC.

Shareholders of the applicable Henderson Funds are urged to read the Joint Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety when they become available because these documents will contain important information about the Reorganization.  Shareholders should consider the investment objectives, risks, charges and expenses of the Acquiring Funds carefully.  The Joint Proxy Statement/Prospectus will contain information with respect to the investment objective, risk, charges and expenses of the Acquiring Funds and other important information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE